                              THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                                TABLE OF CONTENTS
                             AS OF DECEMBER 31, 1999




        INFORMATION                                                   PAGE
        -----------                                                   ----

Overview                                                               5-6

Summary of  Operating Properties                                        7

Summary of Projects Under Construction/Development                      8

Supplemental Financial Data                                             9

Property Operating Income                                             10-13

Unconsolidated Joint Ventures Net Income
     and Funds From Operations                                        14-15

Occupancy Analysis                                                     16

Lease Expiration Schedule                                             17-19

Rental Rates                                                           20

Average Rents                                                          21

Summary of Outstanding Consolidated Indebtedness                       22

Summary of Outstanding Unconsolidated Indebtedness                     23

Gross Sales                                                            24

Comparable Specialty Store Tenant Sales                                25

Capital Expenditures                                                  26-28

                              THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY

The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT").

The Company conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of December 31, 1999, a 1% interest as the sole general partner and a 58.4% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion and management of super-regional, retail and entertainment-oriented centers (the "Mills" and "Block" projects) and community shopping centers (the "Community Centers"). As of December 31, 1999, the Operating Partnership owns or holds an interest in the following operating properties:

         Mills                                                Location (Metropolitan Market Served)
         -----                                                -------------------------------------

         Franklin Mills                                       Philadelphia, PA  (Philadelphia)
         Gurnee Mills                                         Gurnee, IL (Chicago)
         Potomac Mills                                        Woodbridge, VA (Washington, DC)
         Sawgrass Mills                                       Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                                        Ontario, CA (Los Angeles)
         Grapevine Mills                                      Grapevine, TX (Dallas/Fort Worth)
         Arizona Mills                                        Tempe, AZ (Phoenix)
         The Oasis at Sawgrass                                Sunrise, FL  (Ft. Lauderdale)
         Concord Mills                                        Concord, NC (Charlotte)
         Katy Mills                                           Houston, TX (Houston)

         Block
         -----
         The Block at Orange                                  Orange, CA  (Los Angeles)

         Community Centers
         -----------------

         Butterfield Plaza                                    Downers Grove, IL
         Coopers Plaza                                        Voorhees, NJ
         Crosswinds Center                                    St. Petersburg, FL
         Fashion Place                                        Columbia, SC
         Germantown Commons Shopping Center                   Germantown, MD
         Gwinnett Marketfair                                  Duluth, GA
         Liberty Plaza                                        Philadelphia, PA
         Montgomery Village Off-Price Center                  Gaithersburg, MD
         Mount Prospect Plaza                                 Mount Prospect, IL
         West Falls Church Outlet Center                      Falls Church, VA
         Western Hills Plaza                                  Cincinnati, OH

In addition to the operating properties, the Company is actively involved in the pre-development or development of a number of new projects, including Opry Mills (Nashville, TN), Arundel Mills (Dorchester, MD), Sugarloaf Mills (Atlanta, GA), Vaughan Mills (Toronto, Cananda) and Meadowlands Mills (Carlstadt, NJ).

                              THE MILLS CORPORATION
                                    OVERVIEW


PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of December 31, 1999 for the Company and Operating Partnership.

CAUTIONARY STATEMENT

Certain matters discussed in this supplemental information package contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operations, projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "expect", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                              THE MILLS CORPORATION
                         SUMMARY OF OPERATING PROPERTIES

The following table sets forth certain information with respect to the properties as of December 31, 1999:

                                                                                                        Anchor        Specialty
                                                                                       Total            Store           Store
                                   Metropolitan             Year     Ownership          GLA              GLA             GLA
       Name/Location               Area Serviced           Opened    Percentage    (Sq. Ft.) (1)     (sq.ft.) (1)    (sq.ft.) (1)
----------------------------       -------------           ------    ----------    -------------     ------------    ------------

MILLS
Potomac Mills...............    Washington D.C./            1985         100%        1,637,122          1,000,557         636,565
       Woodbridge, VA              Baltimore
Franklin Mills..............    Philadelphia/               1989         100%        1,741,141          1,142,835         598,306
       Philadelphia, PA            Wilmington
Sawgrass Mills..............    Fort Lauderdale, FL/        1990         100%        1,845,342          1,168,725         676,617
       Sunrise, FL                 Miami/Palm Beach
Gurnee Mills................    Chicago/Milwaukee           1991         100%        1,699,673          1,076,646         623,027
       Gurnee, IL
Ontario Mills...............    Los Angeles                 1996          50%        1,471,096 (4)        961,527         509,569
       Ontario, CA
Grapevine Mills.............    Dallas/Fort Worth           1997        37.5%        1,500,470            957,073         543,397
       Grapevine, TX
Arizona Mills...............    Phoenix                     1997        36.8%        1,233,884            700,731         533,153
       Tempe, AZ
The Oasis at Sawgrass.......    Fort Lauderdale, FL/        1999          50%          290,063            134,860         155,203
       Sunrise, FL                 Miami/Palm Beach
Concord Mills...............    Charlotte                   1999        37.5%        1,235,838 (5)        670,438         565,400
       Concord, NC
Katy Mills..................    Houston                     1999        62.5%        1,159,821            595,993         563,828
       Houston, TX                                                                  ----------          ---------       ---------
           MILLS TOTALS/WEIGHTED AVERAGES...........                                13,814,450          8,409,385       5,405,065
                                                                                    ==========          =========       =========

The Block at Orange             Los Angeles/Orange          1998          50%          644,652            359,701         284,951
                                County                                              ==========          =========       =========


COMMUNITY CENTERS (11 CENTERS)                                                       2,220,320          1,363,119         857,201
                                                                                    ==========          =========       =========

                                                                                                      12 Mos. Ended
                                                                        Annualized       No. of        12/31/1999
                                   Metropolitan           Percent          Base          Anchor      Specialty Store
       Name/Location               Area Serviced         Leased (2)      Rent (6)      Stores (3)       Sales PSF
----------------------------       -------------         ----------      --------      ----------       ---------

MILLS
Potomac Mills...............    Washington D.C./             97%       $ 21,699,801          17         $     329
       Woodbridge, VA              Baltimore
Franklin Mills..............    Philadelphia/                92%         17,448,588          16               316
       Philadelphia, PA            Wilmington
Sawgrass Mills..............    Fort Lauderdale, FL/         96%         24,766,417          19               436
       Sunrise, FL                 Miami/Palm Beach
Gurnee Mills................    Chicago/Milwaukee            96%         17,784,832          17               290
       Gurnee, IL
Ontario Mills...............    Los Angeles                  98%         19,867,357          23               361
       Ontario, CA
Grapevine Mills.............    Dallas/Fort Worth            98%         21,177,189          17               297
       Grapevine, TX
Arizona Mills...............    Phoenix                      98%         19,538,164          16               307
       Tempe, AZ
The Oasis at Sawgrass.......    Fort Lauderdale, FL/         94%          5,947,047           3           N/A(7)
       Sunrise, FL                 Miami/Palm Beach
Concord Mills...............    Charlotte                    89%         18,442,990          15           N/A(7)
       Concord, NC
Katy Mills..................    Houston                      91%         18,651,953          13           N/A(7)
       Houston, TX                                                     ------------       -----
           MILLS TOTALS/WEIGHTED AVERAGES...........         95%       $185,324,338         156         $     337
                                                                       ============       =====

The Block at Orange             Los Angeles/Orange           94%       $ 14,399,399           9               338
                                County                                 ============       =====


COMMUNITY CENTERS (11 CENTERS)                               89%       $ 18,051,821          27
                                                                       ============       =====


(1) Includes 963,173 square feet of gross leaseable area owned by certain store tenants as follows: Potomac Mills-80,000 square feet of gross leaseable area; Franklin Mills-209,612 square feet of gross leaseable area; Sawgrass Mills-281,774 square feet of gross leaseable area; Gurnee Mills-250,806 square feet of gross leaseable area; Liberty Plaza - 13,741 square feet of gross leaseable area; West Falls Church- 2,240 square feet of gross leaseable area and Ontario Mills - 125,000 square feet of gross leaseable area.
(2) Gross leaseable area leased is defined as follows: all space leased and for which rent is being paid as of December 1, 1999, excluding tenant with leases having a term of less than 1 year plus gross leaseable area owned by store tenants described in footnote (1).
(3) Anchor stores include all stores occupying more than 20,000 square feet and certain store tenants described in footnote (1).
(4) Ontario Mills will contain approximately 1.7 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.
(5) Concord Mills will contain approximately 1.3 million square feet of gross leaseable area, including gross leaseable area owned by certain anchor store tenants, upon completion.
(6) Annualized Base Rent is defined as the contractual minimum rent of tenants comprising gross leaseable occupied area at 12/31/99 multiplied by 12, excluding tenants as noted in footnote (1) and ground leases of 152,370 square feet at Franklin Mills and 177,063 square feet at Grapevine Mills.
(7) Twelve months ended December 31, 1999 sales per square foot information is not available for The Oasis at Sawgrass, Concord Mills and Katy Mills, which commenced business in April 1999, September 1999 and October 1999, respectively.

                              THE MILLS CORPORATION
              SUMMARY OF PROPERTIES UNDER CONSTRUCTION/DEVELOPMENT



                                                                               Estimated                                  Anchor
                                      Anticipated      Approx.                 Aggregate    Required                      Store
                      Metropolitan      Opening          GLA         Company    Project    Equity from    Percentage      Tenant
   Name/Location     Area Serviced      Date (1)   (Sq. Ft.) (1,2)  Ownership   Cost (1)     Company    Pre-leased (6)  Commitments
-------------------  -------------    -----------  ---------------  ---------  ----------  -----------  --------------  -----------
                                                                               (millions)  (millions)

Opry Mills           Nashville           Spring        1,200,000        66.7%   $     222   $    52.00       67%               13
    Nashville, TN                         2000

Arundel Mills        Baltimore/           Fall         1,300,000        37.5%   $     230   $    17.50       28%                8
    Dorchester, MD   Washington D.C.      2000

Sugarloaf Mills      Atlanta             Spring        1,200,000        50.0%   $     231   $      -        N/A(4)         N/A(4)
    Atlanta, GA                           2001

Vaughan Mills        Toronto              2001         1,400,000       N/A(3)      N/A(3)       N/A(3)      N/A(4)         N/A(4)
    Toronto, Canada

Meadowlands Mills    New York City/       2002            N/A(3)     66.7%(7)      N/A(3)       N/A(3)      N/A(5)         N/A(5)
    Carlstadt, NJ       Northern New
                        Jersey

(1) Anticipated Opening Dates, Approximate Gross Leaseable Area and Estimated Aggregate Project Cost may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.
(2) Approximate GLA includes space that may be owned by certain anchor store tenants.
(3) The ownership structure, budgets, gross leaseable area, start dates and/or opening dates for these properties have not yet been determined.
(4) The Company recently has begun leasing efforts for these projects and has obtained various letters of interest.
(5) Leasing activity has not yet commenced for this project. However, the Company has received letters of interest from 17 anchor store tenants.
(6)  Consists of fully executed leases as of December 31, 1999.
(7) The Company's ownership percentage in Meadowlands Mills will be 53.3%, once all joint venture partners have executed their respective partnership agreements.

                             THE MILLS CORPORATION
                          SUPPLEMENTAL FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                                                          December 31,                      December 31,
                                                                      1999            1998            1999             1998
                                                                    --------        --------        ---------        ---------
STATEMENT OF OPERATIONS DATA:

       REVENUES:
           Minimum rent                                              $26,655         $26,701         $104,407         $101,503
           Percentage rent                                             2,544           1,860            3,677            3,832
           Recoveries from tenants                                    11,921          14,409           51,680           50,943
           Other property revenue                                      3,050           2,703            8,778            7,653
           Management fee income                                       1,870             559            4,891            2,193
           Other fee income                                            2,348           1,792            8,647            7,908
           Interest income                                               480             908            2,605            3,238
                                                                    --------        --------        ---------        ---------
           Total revenues                                             48,868          48,932          184,685          177,270

       EXPENSES:
           Recoverable from tenants                                    9,830          12,340           44,464           44,361
           Other property operating                                    2,451           1,877            6,184            5,872
           General and administrative                                  3,239           2,699           12,416            9,994
           Interest expense                                           12,257          10,984           46,808           44,044
           Depreciation and amortization                              10,490           9,514           36,669           36,925
                                                                    --------        --------        ---------        ---------
           Total expenses                                             38,267          37,414          146,541          141,196

       Other income/(expense)                                         (1,948)           (439)          (1,828)            (979)
       Equity in earnings of unconsolidated joint ventures             5,114           3,936           12,287            8,097
                                                                    --------        --------        ---------        ---------

       Income before extraordinary item and minority interest         13,767          15,015           48,603           43,192

       Extraordinary losses on debt extinguishments                      -               -             (2,762)            (422)
       Equity in extraordinary losses on debt extinguishments
            of unconsolidated joint ventures                             -            (2,845)             -             (3,518)
                                                                    --------        --------        ---------        ---------

       Income before minority interest                                13,767          12,170           45,841           39,252

       Minority interest                                              (5,590)         (4,951)         (18,618)         (16,000)
                                                                    --------        --------        ---------        ---------

       Net income                                                     $8,177          $7,219          $27,223          $23,252
                                                                    ========        ========        =========        =========

       Income per share before extraordinary item  (Basic)             $0.35           $0.39            $1.25            $1.11
                                                                    ========        ========        =========        =========

       Income per share before extraordinary item  (Diluted)           $0.35           $0.38            $1.24            $1.10
                                                                    ========        ========        =========        =========

       Net income per share (Basic)                                    $0.35           $0.31            $1.18            $1.01
                                                                    ========        ========        =========        =========
       Net income per share (Diluted)                                  $0.34           $0.31            $1.17            $1.00
                                                                    ========        ========        =========        =========

FUNDS FROM OPERATIONS (*):
       Income before extraordinary item
           and minority interest                                     $13,767         $15,015          $48,603          $43,192

       Adjustments:
           Add:  Depreciation and amortization of real estate
                 assets                                                9,180           8,103           32,333           32,694
           Add:  Real estate depreciation and amortization
                 of unconsolidated joint ventures                      5,450           1,819           14,140            9,161
                                                                    --------        --------        ---------        ---------

       Funds from operations                                         $28,397         $24,937          $95,076          $85,047
                                                                    ========        ========        =========        =========

       BASIC:
       Weighted average shares                                        23,144          23,082           23,131           23,011
       Weighted average shares and units                              38,988          38,926           38,976           38,881

       DILUTED:
       Weighted average shares                                        23,144          23,314           23,293           23,361
       Weighted average shares and units                              38,988          39,158           39,137           39,230

--------------------------------------------------------------

(*) The Company generally considers Funds From Operations ("FFO") a widely used and appropriate measure of performance for an equity REIT which provides a relevant basis for comparison among REITs. FFO as defined by the National Association of Real Estate Investment Trusts (NAREIT) means income (loss) before minority interest (determined in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including its ability to make distributions, and (iii) should not be considered as an alternative to net income (determined in accordance with GAAP) for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED DECEMBER 31, 1999


WHOLLY OWNED PROPERTIES

                                                                                                       Community
                                              Potomac    Franklin    Sawgrass    Gurnee   Mainstreet    Centers     Total
                                              -------    --------    --------    ------   ----------    -------     -----
RENTAL REVENUES:
        Minimum rent                           $5,489     $4,503     $ 6,275     $4,737     $1,126      $4,525     $26,655
        Percentage rent                           401        392       1,233        445         34          39       2,544
        Recoveries from tenants                 2,237      2,990       3,175      2,473          8       1,038      11,921
        Other revenue                             473        507       1,064        810        123          73       3,050
                                              -----------------------------------------------------------------------------
            Total rental revenues               8,600      8,392      11,747      8,465      1,291       5,675      44,170

PROPERTY OPERATING COSTS:
        Recoverable from tenants                1,781      2,046       2,738      2,120          -       1,145       9,830
        Other operating  (1)                      233        301         250        697        580         390       2,451
                                              -----------------------------------------------------------------------------
            Total property operating costs      2,014      2,347       2,988      2,817        580       1,535      12,281

                                              -----------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $6,586     $6,045     $ 8,759     $5,648     $  711      $4,140     $31,889
                                              =============================================================================

UNCONSOLIDATED JOINT VENTURES

                                            Ontario  Grapevine  Arizona  The Block  The Oasis  Concord    Katy    Other     Total
                                            -------  ---------  -------  ---------  ---------  -------    ----    -----     -----

RENTAL REVENUES:
        Minimum rent                         $5,020   $ 6,296    $5,350   $ 4,307     $1,541   $4,904    $3,416   $  13    $30,847
        Percentage rent                         395       233       406       133          -       38         3       -      1,208
        Recoveries from tenants               2,383     2,559     1,743       587        696    1,191     1,091       1     10,251
        Other revenue  (2)                    1,567       919       725       382         54      766       488       -      4,901
                                            ---------------------------------------------------------------------------------------
            Total rental revenues             9,365    10,007     8,224     5,409      2,291    6,899     4,998      14     47,207

PROPERTY OPERATING COSTS:
        Recoverable from tenants              1,792     2,079     1,957     1,089        538    1,323     1,334      (1)    10,111
        Other operating  (1)                    378       305       365      (160)       137      275        79     123      1,502
                                            ---------------------------------------------------------------------------------------
            Total property operating costs    2,170     2,384     2,322       929        675    1,598     1,413     122     11,613

                                            ---------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                    $7,195   $ 7,623    $5,902   $ 4,480     $1,616   $5,301    $3,585   $(108)   $35,594
                                            =======================================================================================

(1) Total property operating costs excludes management fees as follows: Potomac Mills - $270, Franklin Mills - $204, Sawgrass Mills - $321, Gurnee Mills - $269, Community Centers - $210, Ontario Mills - $259, Grapevine Mills - $320, Arizona Mills - $339, The Block at Orange - $157, The Oasis at Sawgrass - $70, Concord Mills - $358 and Katy Mills - $150.

(2) Other revenue for The Block excludes $329 of income related to tax increment financing for the project, which the Company considers to be recurring operating income.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE THREE MONTHS ENDED DECEMBER 31, 1998

                                                                                               Community
                                              Potomac  Franklin  Sawgrass  Gurnee  Mainstreet   Centers    Total
                                              -------  --------  --------  ------  ----------   -------    -----

RENTAL REVENUES:
        Minimum rent                           $5,425   $4,472    $6,561   $4,515    $1,135      $4,593   $26,701
        Percentage rent                           178      336       849      275       112         110     1,860
        Recoveries from tenants                 2,538    3,191     4,497    2,711        11       1,461    14,409
        Other revenue                             460      436     1,187      441       123          56     2,703
                                              --------------------------------------------------------------------
            Total rental revenues               8,601    8,435    13,094    7,942     1,381       6,220    45,673

PROPERTY OPERATING COSTS:
        Recoverable from tenants                2,079    2,253     4,152    2,407         -       1,449    12,340
        Other operating  (1)                      189      214       307      393       434         340     1,877
                                              --------------------------------------------------------------------
            Total property operating costs      2,268    2,467     4,459    2,800       434       1,789    14,217

                                              --------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $6,333   $5,968    $8,635   $5,142    $  947      $4,431   $31,456
                                              ====================================================================



UNCONSOLIDATED JOINT VENTURES

                                              Ontario   Grapevine   Arizona   The Block   Other      Total
                                              -------   ---------   -------   ---------   -----      -----
RENTAL REVENUES:
        Minimum rent                           $4,889     $5,199     $4,459     $2,108    $    -    $16,655
        Percentage rent                           323        348        255          -         -        926
        Recoveries from tenants                 2,310      2,475      1,891        457         -      7,133
        Other revenue                             906        893        731        159         3      2,692
                                              --------------------------------------------------------------
            Total rental revenues               8,428      8,915      7,336      2,724         3     27,406

PROPERTY OPERATING COSTS:
        Recoverable from tenants                1,844      2,232      1,859        633         -      6,568
        Other operating  (1)                      197        319        198         17       120        851
                                              --------------------------------------------------------------
            Total property operating costs      2,041      2,551      2,057        650       120      7,419

                                              --------------------------------------------------------------
PROPERTY OPERATING INCOME                      $6,387     $6,364     $5,279     $2,074    $ (117)   $19,987
                                              ==============================================================



(1) Total property operating costs excludes management fees as follows: Potomac Mills - $256, Franklin Mills - $194, Sawgrass Mills - $337, Gurnee Mills - $215, Community Centers - $200, Ontario Mills - $260, Grapevine Mills - $398, Arizona Mills - $316 and The Block at Orange - $28.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

WHOLLY OWNED PROPERTIES
                                                                                                         Community
                                               Potomac    Franklin    Sawgrass     Gurnee    Mainstreet   Centers      Total
                                               -------    --------    --------     ------    ----------   -------      -----
RENTAL REVENUES:
        Minimum rent                           $21,698     $18,437     $25,680     $18,109     $2,423     $18,060     $104,407
        Percentage rent                            486         452       1,868         544        236          91        3,677
        Recoveries from tenants                  9,510      11,942      14,771       9,724         62       5,671       51,680
        Other revenue                            1,077       1,146       3,717       1,771        599         468        8,778
                                               --------------------------------------------------------------------------------
            Total rental revenues               32,771      31,977      46,036      30,148      3,320      24,290      168,542

PROPERTY OPERATING COSTS:
        Recoverable from tenants                 8,023       9,095      13,101       8,446          7       5,792       44,464
        Other operating  (1)                       735         966         703       1,150      1,838         792        6,184
                                               --------------------------------------------------------------------------------
            Total property operating costs       8,758      10,061      13,804       9,596      1,845       6,584       50,648

                                               --------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $24,013     $21,916     $32,232     $20,552     $1,475     $17,706     $117,894
                                               ================================================================================


UNCONSOLIDATED JOINT VENTURES
                                             Ontario  Grapevine  Arizona  The Block  The Oasis  Concord   Katy    Other     Total
                                             -------  ---------  -------  ---------  ---------  -------   ----    -----     -----
RENTAL REVENUES:
        Minimum rent                         $19,507   $22,391   $20,986   $16,139    $4,221     $5,763  $3,416   $  85   $ 92,508
        Percentage rent                          447       233       542       143        --         38       3      --      1,406
        Recoveries from tenants                9,513    10,079     8,381     3,363     1,336      1,394   1,091       6     35,163
        Other revenue  (2)                     2,905     2,373     1,902     1,335       103        831     488      --      9,937
                                             --------------------------------------------------------------------------------------
            Total rental revenues             32,372    35,076    31,811    20,980     5,660      8,026   4,998      91    139,014

PROPERTY OPERATING COSTS:
        Recoverable from tenants               8,296     8,808     8,048     4,761     1,240      1,622   1,334       8     34,117
        Other operating  (1)                     760       916     1,151       465       377        279      79     341      4,368
                                             --------------------------------------------------------------------------------------
            Total property operating costs     9,056     9,724     9,199     5,226     1,617      1,901   1,413     349     38,485

                                             --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                    $23,316   $25,352   $22,612   $15,754    $4,043     $6,125  $3,585   $(258)  $100,529
                                             ======================================================================================



(1) Total property operating costs excludes management fees as follows: Potomac Mills - $935, Franklin Mills - $791, Sawgrass Mills - $1,218, Gurnee Mills
     - $867, Community Centers - $795, Ontario Mills - $849, Grapevine Mills - $1,332, Arizona Mills - $1,357, The Block at Orange - $660, The Oasis at Sawgrass - $151, Concord Mills - $365, and Katy Mills - $150.
(2) Other revenue for The Block excludes $1,298 of income related to tax increment financing for the project, which the Company considers to be recurring operating income.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)



THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.



FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

                                                                                                    Community
                                              Potomac   Franklin    Sawgrass   Gurnee   Mainstreet   Centers     Total
                                              -------   --------    --------   ------   ----------   -------     -----
RENTAL REVENUES:
        Minimum rent                          $21,127    $17,182    $25,918    $17,004    $2,205     $18,067    $101,503
        Percentage rent                           317        507      1,852        521       306         329       3,832
        Recoveries from tenants                 9,217     11,744     14,911      9,524        48       5,499      50,943
        Other revenue                           1,085      1,055      3,482      1,367       521         143       7,653
                                             ----------------------------------------------------------------------------
            Total rental revenues              31,746     30,488     46,163     28,416     3,080      24,038     163,931

PROPERTY OPERATING COSTS:
        Recoverable from tenants                7,644      8,977     13,528      8,486         -       5,726      44,361
        Other operating  (1)                      739      1,018        616      1,221     1,535         743       5,872
                                             ----------------------------------------------------------------------------
            Total property operating costs      8,383      9,995     14,144      9,707     1,535       6,469      50,233

                                             ----------------------------------------------------------------------------
PROPERTY OPERATING INCOME                     $23,363    $20,493    $32,019    $18,709    $1,545     $17,569    $113,698
                                             ============================================================================



UNCONSOLIDATED JOINT VENTURES
                                               Ontario    Grapevine    Arizona   The Block    Other       Total
                                               -------    ---------    -------   ---------    -----       -----
RENTAL REVENUES:
        Minimum rent                           $19,003     $20,584     $18,776     $2,415     $  77      $60,855
        Percentage rent                            514         524         389          -         -        1,427
        Recoveries from tenants                  8,860       8,763       7,646        476         2       25,747
        Other revenue                            2,230       2,349       1,945        169         -        6,693
                                              -------------------------------------------------------------------
            Total rental revenues               30,607      32,220      28,756      3,060        79       94,722

PROPERTY OPERATING COSTS:
        Recoverable from tenants                 8,110       8,142       6,987        701         -       23,940
        Other operating  (1)                       717         576         584         32       486        2,395
                                              -------------------------------------------------------------------
            Total property operating costs       8,827       8,718       7,571        733       486       26,335

                                              -------------------------------------------------------------------
PROPERTY OPERATING INCOME                      $21,780     $23,502     $21,185     $2,327     $(407)     $68,387
                                              ===================================================================



(1) Total property operating costs excludes management fees as follows: Potomac Mills - $914, Franklin Mills - $738, Sawgrass Mills - $1,269, Gurnee Mills
     - $765, Community Centers - $784, Ontario Mills - $878, Grapevine Mills - $1,465, Arizona Mills - $1,292 and The Block at Orange - $40.

                              THE MILLS CORPORATION
                          UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                   (UNAUDITED)



FOR THE THREE MONTHS ENDED DECEMBER 31, 1999

                                                                              The      The
                                               Ontario  Grapevine  Arizona   Block    Oasis   Concord    Katy   Other      Total
                                               -------  ---------  -------   -----    -----   -------    ----   -----      -----
REVENUES:
        Minimum rent                            $5,020   $ 6,296   $5,350   $ 4,307   $1,541  $ 4,904   $3,416  $    13   $ 30,847
        Percentage rent                            395       233      406       133        -       38        3        -      1,208
        Recoveries from tenants                  2,383     2,559    1,743       587      696    1,191    1,091        1     10,251
        Interest income                            129       543       79       511      306      365    1,681      164      3,778
        Other revenue                            1,567       919      725       382       54      766      488        -      4,901
                                               ------------------------------------------------------------------------------------
            Total revenues                       9,494    10,550    8,303     5,920    2,597    7,264    6,679      178     50,985

EXPENSES:
        Recoverable from tenants                 1,792     2,079    1,957     1,089      538    1,323    1,334       (1)    10,111
        Other operating  (1)                       637       625      704        (3)     207      633      229      123      3,155
        Interest expense                         2,472     2,896    2,600     2,261      253    2,229    1,083      291     14,085
        Depreciation and amortization            2,119     3,072    1,927     1,952    1,266    3,138    1,840    1,041     16,355
                                               ------------------------------------------------------------------------------------
            Total Expenses                       7,020     8,672    7,188     5,299    2,264    7,323    4,486    1,454     43,706

        Gain on Land Sales                           -         -        -         -        -        -        -    5,719      5,719
        Other                                        -         -        -        (6)       -        -        -   (2,055)    (2,061)
                                               ------------------------------------------------------------------------------------

NET INCOME/(LOSS)                                2,474     1,878    1,115       615      333      (59)   2,193    2,388     10,937
                                               ====================================================================================

RECONCILIATION OF NET INCOME
TO FUNDS FROM OPERATIONS

Income before extraordinary items                2,474     1,878    1,115       615      333      (59)   2,193    2,388     10,937


Adjustments:
        Add: Depreciation and amortization of
            real estate assets                   2,083     3,030    1,789     1,791    1,149    2,914    1,629      467     14,852
                                               ------------------------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS                     $4,557   $ 4,908   $2,904   $ 2,406   $1,482  $ 2,855   $3,822  $ 2,855   $ 25,789
                                               ====================================================================================

MILLS ALLOCATIONS:
        Mills share of FFO                       1,987     1,665    1,069       591      338      999    2,412    1,503     10,564
        Management Fees due Mills                  259       214      362       157        6      236      150        -      1,384
                                               ------------------------------------------------------------------------------------

        Total Mills FFO                         $2,246   $ 1,879   $1,431   $   748   $  344  $ 1,235   $2,562  $ 1,503     11,948
                                               ====================================================================================

        Mills share of net income/(loss)        $1,072   $   636   $  411   $   151   $   76  $   (21)  $1,761  $ 1,028   $  5,114
                                               ====================================================================================



(1) Total property operating costs includes management fees as follows: Ontario Mills - $259, Grapevine Mills - $320, Arizona Mills - $339, The Block at Orange - $157, The Oasis at Sawgrass - $70, Concord Mills - $358 and Katy Mills - $150.

                             THE MILLS CORPORATION
                         UNCONSOLIDATED JOINT VENTURES
                      NET INCOME AND FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)
                                  (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999

                                Ontario  Grapevine Arizona  The Block   The Oasis Concord    Katy     Other    Total
                                -------  --------- -------  ---------   --------- -------    ----     -----    -----
REVENUES:
   Minimum rent                 $ 19,507  $ 22,391 $ 20,986 $ 16,139     $ 4,221   $ 5,763  $ 3,416      $ 85 $ 92,508
   Percentage rent                   447       233      542      143           -        38        3         -    1,406
   Recoveries from tenants         9,513    10,079    8,381    3,363       1,336     1,394    1,091         6   35,163
   Interest income                   553     2,004      215    2,237         453     1,075    4,011       189   10,737
   Other revenue                   2,905     2,373    1,902    1,335         103       831      488         -    9,937
                                ---------------------------------------------------------------------------------------
      Total revenues              32,925    37,080   32,026   23,217       6,113     9,101    9,009       280  149,751

EXPENSES:

   Recoverable from tenants        8,296     8,808    8,048    4,761       1,240     1,622    1,334         8   34,117
   Other operating  (1)            1,609     2,248    2,508    1,125         528       644      229       341    9,232
   Interest expense                9,784    11,170    9,450    7,676         957     2,494    1,083       651   43,265
   Depreciation and
    amortization                   8,458     9,989    7,343    8,623       2,598     3,264    1,840     1,041   43,156
                                ---------------------------------------------------------------------------------------
     Total Expenses               28,147    32,215   27,349   22,185       5,323     8,024    4,486     2,041  129,770

   Gain on Land Sales                  -         -        -        -           -         -        -     8,568    8,568
   Other                               -         -      (30)     (24)          -         -        -    (2,055)  (2,109)
                                ---------------------------------------------------------------------------------------

NET INCOME                         4,778     4,865    4,647    1,008         790     1,077    4,523     4,752   26,440
                                =======================================================================================

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

Income before extraordinary
 items                             4,778     4,865    4,647    1,008         790     1,077    4,523     4,752   26,440

Adjustments:
   Add: Depreciation and
       amortization of real
       estate assets               8,315     9,818    6,838    7,984       2,254     3,040    1,629       467   40,345
                                ---------------------------------------------------------------------------------------

TOTAL FUNDS FROM OPERATIONS     $ 13,093  $ 14,683 $ 11,485  $ 8,992     $ 3,044   $ 4,117  $ 6,152   $ 5,219 $ 66,785
                                =======================================================================================

MILLS ALLOCATIONS:

   Mills share of FFO              5,707     4,983    4,231    2,208         693     1,441    4,107     3,057   26,427
   Management Fees due Mills         849       888      854      660          87       243      150         -    3,731
                                ---------------------------------------------------------------------------------------

   Total Mills FFO               $ 6,556   $ 5,871  $ 5,085  $ 2,868       $ 780   $ 1,684  $ 4,257   $ 3,057 $ 30,158
                                =======================================================================================

   Mills share of net income     $ 2,083   $ 1,651  $ 1,712    $ 247       $ 180     $ 377  $ 3,456   $ 2,581 $ 12,287
                                =======================================================================================


(1)    Total property operating costs includes management fees as follows:
       Potomac Mills - $935, Franklin Mills - $791, Sawgrass Mills - $1,218, Gurnee Mills - $867, Community Centers - $795, Ontario Mills - $849, Grapevine Mills - $1,332, Arizona Mills - $1,357, The Block at Orange - $660, The Oasis at Sawgrass - $151, Concord Mills - $365, and Katy Mills
       - $150.

                             THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS


                          GROSS LEASED & OCCUPIED             GROSS LEASED & OCCUPIED AREA,               TOTAL VACANT S.F.
                              AREA (S.F.) (1)                  NET OF ANCHTOTAL VACANT S.F.

                                  Gla Occupied(3)                Total      Gla Occupied(3)                     Vacancies
Project               Total Gla     At 12/99       %          Specialty Gla   At 12/99      %          Anchor  Specialty   Total
-------               ---------     --------       -          -------------   --------      -          ------  ---------   -----
Potomac Mills           1,637,122   1,594,827      97.42%         636,565      594,270     93.36%            0    42,295    42,295
Franklin Mills          1,741,141   1,597,093      91.73%         598,306      521,813     87.22%       67,555    76,493   144,048
Sawgrass Mills          1,845,342   1,765,903      95.70%         676,617      642,497     94.96%       45,319    34,120    79,439
Gurnee Mills            1,699,673   1,639,317      96.45%         623,027      562,671     90.31%            0    60,356    60,356
                      ------------------------------------    ------------------------------------  -------------------------------
Total Mills             6,923,278   6,597,140      95.29%       2,534,515    2,321,251     91.59%      112,874   213,264   326,138

Butterfield               114,610     114,610     100.00%          72,677       72,677    100.00%            0         0         0
Coopers Plaza             173,509     115,115      66.35%          14,953       14,953    100.00%       58,394         0    58,394
Crosswinds                144,273     141,600      98.15%          23,298       20,625     88.53%            0     2,673     2,673
Fashion Place             147,950     119,418      80.72%          74,692       46,160     61.80%            0    28,532    28,532
Germantown                177,097     173,097      97.74%         130,341      126,341     96.93%            0     4,000     4,000
Gwinnett                  194,503     183,513      94.35%          96,956       85,966     88.66%            0    10,990    10,990
Liberty Plaza             315,067     248,856      78.99%          52,320       39,458     75.42%       53,349    12,862    66,211
Montgomery Village        117,391      94,601      80.59%          80,986       58,196     71.86%            0    22,790    22,790
Mt. Prospect              298,600     290,037      97.13%         126,005      117,442     93.20%            0     8,563     8,563
West Falls Church          87,824      86,488      98.48%          49,983       48,647     97.33%            0     1,336     1,336
Western Hills             449,496     404,281      89.94%         134,980       89,765     66.50%            0    45,215    45,215
                      ------------------------------------    ------------------------------------  -------------------------------
                        2,220,320   1,971,616      88.80%         857,191      720,230     84.02%      111,743   136,961   248,704
                      ------------------------------------    ------------------------------------  -------------------------------
Total Wholly Owned      9,143,598   8,568,756      93.71%       3,391,706    3,041,481     89.67%      224,617   350,225   574,842
                      ====================================    ====================================  ===============================
Joint Ventures:

Ontario Mills           1,471,096   1,441,011      97.95%         509,569      479,484     94.10%            0    30,085    30,085
Grapevine Mills         1,500,470   1,464,845      97.63%         543,397      507,772     93.44%            0    35,625    35,625
Arizona Mills           1,233,884   1,205,890      97.73%         533,153      505,159     94.75%            0    27,994    27,994
Concord Mills           1,235,838   1,096,988      88.76%         565,400      426,550     75.44%            0   138,850   138,850
Katy Mills              1,159,821   1,058,211      91.24%         563,828      462,218     81.98%            0   101,610   101,610
The Block at Orange       644,652     607,432      94.23%         284,951      247,731     86.94%            0    37,220    37,220
The Oasis at Sawgrass     290,063     273,739      94.37%         155,203      138,879     89.48%            0    16,324    16,324
                      ------------------------------------    ------------------------------------  -------------------------------
Total Joint Ventures    7,535,824   7,148,116      94.86%       3,155,501    2,767,793     87.71%            0   387,708   387,708
                      ====================================    ====================================  ===============================
Total Mills            13,814,450  13,137,824      95.10%       5,405,065    4,841,313     89.57%      112,874   563,752   676,626
                      ====================================    ====================================  ===============================
Total Wholly Owned
  and Joint Venture    16,679,422  15,716,872      94.23%       6,547,207    5,809,274     88.73%      224,617   737,933   962,550
                      ====================================    ====================================  ===============================

(1) Includes 963,173 square feet of GLA owned by certain store tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-209,612 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza- 13,741 square feet of GLA; West Falls Church- 2,240 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet and at Ontario Mills of 16,595 square feet are also included.

(2)  Anchor stores include all stores occupying more than 20,000 square feet.

(3) GLA occupied is defined as follows: (i) all space leased and for which rent is being paid as of December 1, 1999, excluding tenants with leases that have a term of less than 1 year plus (ii) GLA owned by certain store tenants.

                             THE MILLS CORPORATION
                         LEASE EXPIRATION SCHEDULE  (3)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of December 31, 1999 multiplied by 12.

                          No. Of                 2000                  No. Of                2001
                          Leases              Annualized               Leases             Annualized
                         Expiring  Sq Ft      Min. Rent      psf      Expiring    Sq Ft   Min. Rent      psf
                         --------  -----      ----------     ---      --------    -----   ----------     ---
Potomac Mills:
  Anchors    (1)             -           -  $          -  $      -          -          -  $         -  $     -
  Majors      (1)            2      83,533       626,498      7.50          2     67,052      602,846     8.99
  Specialty                 26      66,678     1,706,556     25.59         27     69,344    1,850,960    26.69
  Food Court                 5       3,898       240,855     61.79          3      2,484      153,506    61.80
                         -----------------------------------------    ----------------------------------------
                            33     154,109  $  2,573,909  $  16.70         32    138,880  $ 2,607,312  $ 18.77

Franklin Mills:
  Anchors    (1)             -           -  $          -  $      -          1     70,701  $   484,302  $  6.85
  Majors      (1)            -           -             -         -          1     25,127      178,402     7.10
  Specialty                 24      87,924     1,827,158     20.78         37    107,409    2,335,638    21.75
  Food Court                 3       2,870       118,310     41.22          2      1,000       40,990    40.99
                         -----------------------------------------    ----------------------------------------
                            27      90,794  $  1,945,468  $  21.43         41    204,237  $ 3,039,332  $ 14.88

Sawgrass Mills:
  Anchors    (1,2)           1      78,619  $    255,512  $   3.25          2    147,915  $ 1,101,435  $  7.45
  Majors      (1)            1      20,189       240,000     11.89          -          -            -        -
  Specialty                 49     159,647     3,786,418     23.72         47    164,740    3,941,804    23.93
  Food Court                22      18,536     1,036,516     55.92          4      3,124      176,752    56.58
                         -----------------------------------------    ----------------------------------------
                            73     276,991  $  5,318,446  $  19.20         53    315,779  $ 5,219,991  $ 16.53

Gurnee Mills:
  Anchors    (1)             -           -  $          -  $      -          3    231,271  $ 1,381,540  $  5.97
  Majors      (1)            -           -             -         -          1     40,752      289,339     7.10
  Specialty                 21      66,071     1,211,857     18.34         53    174,782    3,569,870    20.42
  Food Court                 1         657        24,309     37.00         14     10,061      572,738    56.93
                         -----------------------------------------    ----------------------------------------
                            22      66,728  $  1,236,166  $  18.53         71    456,866  $ 5,813,487  $ 12.72

Total Mills w/o Joint Ventures:
  Anchors    (1)             1      78,619  $    255,512  $   3.25          6    449,887  $ 2,967,277  $  6.60
  Majors      (1)            3     103,722       866,498      8.35          4    132,931    1,070,587     8.05
  Specialty                120     380,320     8,531,989     22.43        164    516,275   11,698,272    22.66
  Food Court                31      25,961     1,419,990     54.70         23     16,669      943,986    56.63
                         -----------------------------------------    ----------------------------------------
                           155     588,622  $ 11,073,989  $  18.81        197  1,115,762  $16,680,122  $ 14.95
                         =========================================    ========================================

                           No. Of                  2002                  No. Of                After 2002
                           Leases               Annualized               Leases                Annualized
                          Expiring     Sq Ft     Min. Rent     psf     Expiring   Sq Ft        Min. Rent       psf
                          --------     -----    ----------     ---     --------   -----        ----------      ---
Potomac Mills:
  Anchors    (1)                 -         -  $          -  $      -          5    530,633   $   3,040,838  $   5.73
  Majors      (1)                -         -             -         -          8    239,339       2,211,385      9.24
  Specialty                     32   121,924     2,592,939     21.27         93    326,139       8,426,478     25.84
  Food Court                     3     1,859       127,485     68.58          3      1,944         119,455     61.45
                         -------------------------------------------   ---------------------------------------------
                                35   123,783  $  2,720,424  $  21.98        109  1,098,055   $  13,798,156  $  12.57

Franklin Mills:
  Anchors    (1)                 -         -  $          -  $      -          4    357,592   $   3,089,629  $   8.64
  Majors      (1)                1    30,237       257,015      8.50          7    229,641       2,438,917     10.62
  Specialty                     26    83,912     1,808,558     21.55         55    234,472       4,716,333     20.11
  Food Court                     3     2,512        74,660     29.72          3      1,714          78,676     45.90
                         -------------------------------------------   ---------------------------------------------
                                30   116,661  $  2,140,233  $  18.35         69    823,419   $  10,323,555  $  12.54

Sawgrass Mills:
  Anchors    (1,2)               -         -  $          -  $      -          5    432,246   $   2,888,695  $   6.68
  Majors      (1)                2    42,657       365,491      8.57          5    176,653       2,273,629     12.87
  Specialty                     28    72,411     2,193,327     30.29         65    222,060       6,382,088     28.74
  Food Court                     2     1,852        87,602     47.30          1      2,960          37,148     12.55
                         -------------------------------------------   ---------------------------------------------
                                32   116,920  $  2,646,420  $  22.63         76    833,919   $  11,581,560  $  13.89

Gurnee Mills:
  Anchors    (1)                 1    61,265  $    495,000  $   8.08          3    298,419   $   1,449,681  $   4.86
  Majors      (1)                1    33,627       252,202      7.50          5    160,506       1,827,120     11.38
  Specialty                     24    73,363     1,553,646     21.18         59    230,367       4,754,317     20.64
  Food Court                     5     3,611       228,158     63.18          6      3,759         175,055     46.57
                         -------------------------------------------   ---------------------------------------------
                                31   171,866  $  2,529,006  $  14.71         73    693,051   $   8,206,173  $  11.84

Total Mills w/o Joint Ventures:
  Anchors    (1)                 1    61,265  $    495,000  $   8.08         17  1,618,890   $  10,468,843  $   6.47
  Majors      (1)                4   106,521       874,708      8.21         25    806,139       8,751,051     10.86
  Specialty                    110   351,610     8,148,470     23.17        272  1,013,038      24,279,216     23.97
  Food Court                    13     9,834       517,905     52.66         13     10,377         410,334     39.54
                         -----------------------------------------    ----------------------------------------------
                               128   529,230  $ 10,036,083  $  18.96        327  3,448,444   $  43,909,444  $  12.73
                         ===========================================   =============================================


                          No. Of                 Total
                          Leases              Annualized
                        Expiring   Sq Ft      Min. Rent      psf
                        --------   -----      ----------     ---
Potomac Mills:
  Anchors    (1)               5    530,633  $   3,040,838  $   5.73
  Majors      (1)             12    389,924      3,440,729      8.82
  Specialty                  178    584,085     14,576,933     24.96
  Food Court                  14     10,185        641,301     62.97
                        --------------------------------------------
                             209  1,514,827  $  21,699,801  $  14.32

Franklin Mills:
  Anchors    (1)               5    428,293  $   3,573,931  $   8.34
  Majors      (1)              9    285,005      2,874,334     10.09
  Specialty                  142    513,717     10,687,687     20.80
  Food Court                  11      8,096        312,636     38.62
                        --------------------------------------------
                             167  1,235,111  $  17,448,588  $  14.13


Sawgrass Mills:
  Anchors    (1,2)             8    658,780  $   4,245,642  $   6.44
  Majors      (1)              8    239,499      2,879,120     12.02
  Specialty                  189    618,858     16,303,637     26.34
  Food Court                  29     26,472      1,338,018     50.54
                        --------------------------------------------
                             234  1,543,609  $  24,766,417  $  16.04

Gurnee Mills:
  Anchors    (1)               7    590,955  $   3,326,221  $   5.63
  Majors      (1)              7    234,885      2,368,661     10.08
  Specialty                  157    544,583     11,089,690     20.36
  Food Court                  26     18,088      1,000,260     55.30
                        --------------------------------------------
                             197  1,388,511  $  17,784,832  $  12.81

Total Mills w/o Joint Ventures:
  Anchors    (1)              25  2,208,661  $  14,186,632  $   6.42
  Majors      (1)             36  1,149,313     11,562,844     10.06
  Specialty                  666  2,261,243     52,657,947     23.29
  Food Court                  80     62,841      3,292,215     52.39
                        --------------------------------------------
                             807  5,682,058  $  81,699,638  $  14.38
                        ============================================

(1) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(2) For lease expiration purposes, Sawgrass Mills includes 59,480 square feet of gross leaseable area that is now part of Sawgrass Mills Phase III (The Oasis), since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

(3) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (3)



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of December 31, 1999 multiplied by 12.

                         No. of                    2000                       No. of                    2001
                         Leases                 Annualized                    Leases                 Annualized
                        Expiring     Sq Ft       Min. Rent        psf        Expiring     Sq Ft       Min. Rent       psf
                        --------     -----       ---------        ---        --------     -----       ---------       ---
Ontario Mills:
   Anchors    (1)             -            -     $       -     $     -              -          -    $         -     $     -
   Majors      (1)            -            -             -           -              -          -              -           -
   Specialty                  6        9,872       306,440       31.04             47    199,801      3,895,178       19.50
   Food Court                 -            -             -           -              -          -              -           -
                       ------------------------------------------------     ------------------------------------------------
                              6        9,872     $ 306,440     $ 31.04             47    199,801    $ 3,895,178     $ 19.50

Grapevine Mills:
   Anchors    (1)             -            -     $       -     $     -              -          -    $         -     $     -
   Majors      (1)            -            -             -           -              -          -              -           -
   Specialty                  8       16,419       382,112       23.27             11     26,709        627,739       23.50
   Food Court                 -            -             -           -              -          -              -           -
                       ------------------------------------------------     ------------------------------------------------
                              8       16,419     $ 382,112     $ 23.27             11     26,709    $   627,739     $ 23.50

Arizona Mills:
   Anchors    (1)             -            -     $       -     $     -              -          -    $         -     $     -
   Majors      (1)            -            -             -           -              -          -              -           -
   Specialty                  6       18,768       505,145       26.92              8     17,212        444,141       25.80
   Food Court                 -            -             -           -              -          -              -           -
                       ------------------------------------------------     ------------------------------------------------
                              6       18,768     $ 505,145     $ 26.92              8     17,212    $   444,141     $ 25.80

The Oasis at Sawgrass
   Anchors    (1,2)           -            -     $       -     $     -              -          -    $         -     $     -
   Majors      (1)            -            -             -           -              -          -              -           -
   Specialty                  -            -             -           -              -          -              -           -
   Food Court                 -            -             -           -              -          -              -           -
                       ------------------------------------------------     ------------------------------------------------
                              -            -     $       -     $     -              -          -    $         -     $     -

Concord Mills
   Anchors    (1)             -            -     $       -     $     -              -          -    $         -     $     -
   Majors      (1)            -            -             -           -              -          -              -           -
   Specialty                  2       12,107       352,710       29.13              1      2,658         58,476       22.00
   Food Court                 -            -             -           -              -          -              -           -
                       ------------------------------------------------     ------------------------------------------------
                              2       12,107     $ 352,710     $ 29.13              1      2,658    $    58,476     $ 22.00




                           No. of                   2002                      No. of                    After 2002
                           Leases                Annualized                   Leases                    Annualized
                          Expiring     Sq Ft      Min. Rent       psf        Expiring        Sq Ft       Min. Rent      psf
                          --------     -----      ---------       ---        --------        -----       ---------      ---
Ontario Mills:
   Anchors    (1)                -          -    $         -    $     -             4       286,023    $  1,883,132    $  6.58
   Majors      (1)               -          -              -          -            18       550,504       6,594,169      11.98
   Specialty                    24     70,772      1,716,121      24.25            65       187,311       4,878,152      26.04
   Food Court                    -          -              -          -             3        11,728         594,165      50.66
                        ------------------------------------------------    ---------------------------------------------------
                                24     70,772    $ 1,716,121    $ 24.25            90     1,035,566    $ 13,949,618    $ 13.47

Grapevine Mills:
   Anchors    (1)                -          -    $         -    $     -             4       397,042    $  4,358,510    $ 10.98
   Majors      (1)               1     23,329        279,948      12.00            12       359,639       4,758,348      13.23
   Specialty                    55    182,280      4,007,068      21.98            77       272,564       6,175,464      22.66
   Food Court                    -          -              -          -             1         9,800         588,000      60.00
                        ------------------------------------------------    ---------------------------------------------------
                                56    205,609    $ 4,287,016    $ 20.85            94     1,039,045    $ 15,880,322    $ 15.28

Arizona Mills:
   Anchors    (1)                -          -    $         -    $     -             5       382,513    $  3,163,114    $  8.27
   Majors      (1)               -          -              -          -            11       318,218       4,385,067      13.78
   Specialty                    58    198,373      4,221,874      21.28            65       256,882       5,986,321      23.30
   Food Court                    -          -              -          -             1        13,924         832,502      59.79
                        ------------------------------------------------    ---------------------------------------------------
                                58    198,373    $ 4,221,874    $ 21.28            82       971,537    $ 14,367,004    $ 14.79

The Oasis at Sawgrass
   Anchors    (1,2)              -          -    $         -    $     -             1        32,802    $    615,322    $ 18.76
   Majors      (1)               -          -              -          -             2        42,578         882,869      20.74
   Specialty                     2      3,132        179,705      57.38            30       135,747       4,269,151      31.45
   Food Court                    -          -              -          -             -             -               -          -
                        ------------------------------------------------    ---------------------------------------------------
                                 2      3,132    $   179,705    $ 57.38            33       211,127    $  5,767,342    $ 27.32

Concord Mills
   Anchors    (1)                -          -    $         -    $     -             5       433,278    $  4,714,862    $ 10.88
   Majors      (1)               -          -              -          -            10       237,160       3,038,151      12.81
   Specialty                     2      2,946         92,894      31.53           109       398,009       9,597,897      24.11
   Food Court                    -          -              -          -             1        10,830         588,000      54.29
                        ------------------------------------------------    ---------------------------------------------------
                                 2      2,946    $    92,894    $ 31.53           125     1,079,277    $ 17,938,910    $ 16.62



                         No. of                       Total
                         Leases                    Annualized
                        Expiring     Sq Ft          Min. Rent       psf
                        --------     -----         ---------        ---
Ontario Mills:
   Anchors    (1)               4       286,023    $  1,883,132    $   6.58
   Majors      (1)             18       550,504       6,594,169       11.98
   Specialty                  142       467,756      10,795,891       23.08
   Food Court                   3        11,728         594,165       50.66
                       -----------------------------------------------------
                              167     1,316,011    $ 19,867,357    $  15.10

Grapevine Mills:
   Anchors    (1)               4       397,042    $  4,358,510    $  10.98
   Majors      (1)             13       382,968       5,038,296       13.16
   Specialty                  151       497,972      11,192,383       22.48
   Food Court                   1         9,800         588,000       60.00
                       -----------------------------------------------------
                              169     1,287,782    $ 21,177,189    $  16.44

Arizona Mills:
   Anchors    (1)               5       382,513    $  3,163,114    $   8.27
   Majors      (1)             11       318,218       4,385,067       13.78
   Specialty                  137       491,235      11,157,481       22.71
   Food Court                   1        13,924         832,502       59.79
                       -----------------------------------------------------
                              154     1,205,890    $ 19,538,164    $  16.20

The Oasis at Sawgrass
   Anchors    (1,2)             1        32,802    $    615,322    $  18.76
   Majors      (1)              2        42,578         882,869       20.74
   Specialty                   32       138,879       4,448,856       32.03
   Food Court                   -             -               -           -
                       -----------------------------------------------------
                               35       214,259    $  5,947,047    $  27.76

Concord Mills
   Anchors    (1)               5       433,278    $  4,714,862    $  10.88
   Majors      (1)             10       237,160       3,038,151       12.81
   Specialty                  114       415,720      10,101,977       24.30
   Food Court                   1        10,830         588,000       54.29
                       -----------------------------------------------------
                              130     1,096,988    $ 18,442,990    $  16.81


(1) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(2) For lease expiration purposes, The Oasis excludes 59,480 square feet of gross leaseable area, since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

(3) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet.

                              THE MILLS CORPORATION
                          LEASE EXPIRATION SCHEDULE (3)

The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of December 31, 1999 multiplied by 12.


                      No. of                      2000                              No. of                        2001
                      Leases                   Annualized                           Leases                     Annualized
                     Expiring      Sq Ft        Min. Rent               psf        Expiring       Sq Ft         Min. Rent
                     --------      -----       ----------               ---        --------       -----        ----------
Katy Mills
   Anchors (1)              -            -     $         -            $    -             -             -       $         -
   Majors  (1)              -            -               -                 -             -             -                 -
   Specialty                1        1,582          36,386             23.00             1         3,327            66,540
   Food Court               -            -               -                 -             -             -                 -
                    --------------------------------------------------------- -----------------------------------------------------
                            1        1,582     $    36,386            $23.00             1         3,327       $    66,540


Total Mills with
 Joint Ventures:
   Anchors (1)              1       78,619     $   255,512            $ 3.25             6       449,887       $ 2,967,277
   Majors  (1)              3      103,722         866,498              8.35             4       132,931         1,070,587
   Specialty              143      439,068      10,114,782             23.04           232       765,982        16,790,346
   Food Court              31       25,961       1,419,990             54.70            23        16,669           943,986
                    --------------------------------------------------------- -----------------------------------------------------
                          178      647,370     $12,656,782            $19.55           265     1,365,469       $21,772,196
                    ========================================================= =====================================================


The Block at Orange
   Anchors (1)              -            -     $         -            $    -             -             -       $         -
   Majors  (1)              -            -               -                 -             -             -                 -
   Specialty                2          826          72,210             87.42             6         5,946           227,569
   Food Court               -            -               -                 -             -             -                 -

                    --------------------------------------------------------- -----------------------------------------------------
                            2          826     $    72,210            $87.42             6         5,946       $   227,569


Community Centers:
   Anchors (1)              -            -     $         -            $    -             -             -       $         -
   Majors  (1)              1       21,007         283,595             13.50             1        24,300           133,650
   Specialty               28      118,258       1,292,259             10.93            47       169,173         2,261,380
   Food Court               -            -               -                 -             -             -                 -
                    --------------------------------------------------------- -----------------------------------------------------
                           29      139,265     $ 1,575,854            $11.32            48       193,473       $ 2,395,030
                    ========================================================= =====================================================


Totals
   Anchors (1)              1       78,619     $   255,512            $ 3.25             6       449,887       $ 2,967,277
   Majors  (1)              4      124,729       1,150,093              9.22             5       157,231         1,204,237
   Specialty              173      558,152      11,479,251             20.57           285       941,101        19,279,295
   Food Court              31       25,961       1,419,990             54.70            23        16,669           943,986
                    --------------------------------------------------------- -----------------------------------------------------
                          209      787,461     $14,304,846            $18.17           319     1,564,888       $24,394,795
                    ========================================================= =====================================================


                                    No. of                             2002                                No. of
                                    Leases                          Annualized                             Leases
                       psf         Expiring        Sq Ft             Min. Rent               psf          Expiring         Sq Ft
                       ---         --------        -----            ----------               ---          --------         -----
Katy Mills
   Anchors (1)        $    -              -             -           $         -            $    -               3         322,444
   Majors  (1)             -              -             -                     -                 -              10         273,549
   Specialty           20.00              5         7,017               265,154             37.79             122         440,209
   Food Court              -              -             -                     -                 -               1          10,083
                    ---------  ------------------------------------------------------------------- --------------------------------
                      $20.00              5         7,017           $   265,154            $37.79             136       1,046,285


Total Mills with
 Joint Ventures:
   Anchors (1)        $ 6.60              1        61,265           $   495,000            $ 8.08              39       3,472,992
   Majors  (1)          8.05              5       129,850             1,154,656              8.89              88       2,587,787
   Specialty           21.92            256       816,130            18,631,286             22.83             740       2,703,760
   Food Court          56.63             13         9,834               517,905             52.66              20          66,742
                    ---------  ----------------------------------------------------------------------------------------------------
                      $15.94            275     1,017,079           $20,798,847            $20.45             887       8,831,281
                    =========  =================================================================== ================================


The Block at Orange
   Anchors (1)        $    -              -             -           $         -            $    -               2         172,785
   Majors  (1)             -              -             -                     -                 -               7         186,916
   Specialty           38.27              5         7,495               224,909             30.01              62         220,526
   Food Court              -              -             -                     -                 -              10          12,938
                    ---------------------------------------------------------------------------------------------------------------
                      $38.27              5         7,495           $   224,909            $30.01              81         593,165


Community Centers:
   Anchors (1)        $    -              -             -           $         -            $    -               7         596,017
   Majors  (1)          5.50              2        59,300               245,450              4.14              16         528,126
   Specialty           13.37             46       132,654             1,923,505             14.50              73         306,800
   Food Court              -              -             -                     -                 -               -               -
                    ---------  ----------------------------------------------------------------------------------------------------
                      $12.38             48       191,954           $ 2,168,955            $11.30              96       1,430,943
                    =========  ====================================================================================================


Totals
   Anchors (1)        $ 6.60              1        61,265           $   495,000            $ 8.08              48       4,241,794
   Majors  (1)          7.66              7       189,150             1,400,106              7.40             111       3,302,829
   Specialty           20.49            307       956,279            20,779,700             21.73             875       3,231,086
   Food Court          56.63             13         9,834               517,905             52.66              30          79,680
                    ------------------------------------------------------------------------------ --------------------------------
                      $15.59            328     1,216,528           $23,192,711            $19.06           1,064      10,855,389
                    =========  =================================================================== ================================


                      After 2002                      No. of                         Total
                      Annualized                      Leases                       Annualized
                       Min. Rent         psf         Expiring        Sq Ft         Min. Rent          psf
                      ----------         ---         --------        -----         ----------         ---
Katy Mills
   Anchors (1)       $  2,893,633      $ 8.97              3        322,444     $  2,893,633          $8.97
   Majors  (1)          4,346,639       15.89             10        273,549        4,346,639          15.89
   Specialty           10,388,206       23.60            129        452,135       10,756,286          23.79
   Food Court             655,395       65.00              1         10,083          655,395          65.00
                    -------------------------- -------------------------------------------------------------
                     $ 18,283,873      $17.48            143      1,058,211     $ 18,651,953         $17.63


Total Mills with
 Joint Ventures:
   Anchors (1)        $28,097,416      $ 8.09             47      4,062,763     $ 31,815,205          $7.83
   Majors  (1)         32,756,294       12.66            100      2,954,290       35,848,035          12.13
   Specialty           65,574,407       24.25          1,371      4,724,940      111,110,821          23.52
   Food Court           3,668,396       54.96             87        119,206        6,550,277          54.95
                    -------------------------- -------------------------------------------------------------
                     $130,096,513      $14.73          1,605     11,861,199     $185,324,338         $15.62
                    ========================== =============================================================


The Block at Orange
   Anchors (1)       $  3,473,326      $20.10              2        172,785     $  3,473,326         $20.10
   Majors  (1)          2,839,831       15.19              7        186,916        2,839,831          15.19
   Specialty            6,603,433       29.94             75        234,793        7,128,121          30.36
   Food Court             958,121       74.05             10         12,938          958,121          74.05
                    -------------------------- -------------------------------------------------------------
                     $ 13,874,711      $23.39             94        607,432     $ 14,399,399         $23.71


Community Centers:
   Anchors (1)       $  3,752,616      $ 6.30              7        596,017     $  3,752,616         $ 6.30
   Majors  (1)          3,895,320        7.38             20        632,733        4,558,015           7.20
   Specialty            4,264,046       13.90            194        726,885        9,741,190          13.40
   Food Court                   -           -              -              -                -              -
                    -------------------------- -------------------------------------------------------------
                     $ 11,911,982      $ 8.32            221      1,955,635     $ 18,051,821         $ 9.23
                    ========================== =============================================================


Totals
   Anchors (1)       $ 35,323,358      $ 8.33             56      4,831,565     $ 39,041,147         $ 8.08
   Majors  (1)         39,491,445       11.96            127      3,773,939       43,245,881          11.46
   Specialty           76,441,886       23.66          1,640      5,686,618      127,980,132          22.51
   Food Court           4,626,517       58.06             97        132,144        7,508,398          56.82
                    -------------------------- -------------------------------------------------------------
                     $155,883,206      $14.36          1,920     14,424,266     $217,775,558         $15.10
                    ========================== =============================================================


(1) Anchor tenants are defined as any tenant whose GLA equals or exceeds 50,000 sq. ft. and Major tenants are defined as any tenant whose GLA equals or exceeds 20,000 sq. ft. but is less than 50,000 sq. ft..

(2) For lease expiration purposes, The Oasis excludes 59,480 square feet of gross leaseable area, since the rent associated with the square footage is assigned to Sawgrass Mills due to project loan requirements.

(3) Excludes 963,173 square feet of gross leaseable area owned by tenants as follows: Potomac Mills - 80,000; Franklin Mills - 209,612 square feet; Sawgrass Mills - 281,774 square feet; Gurnee Mills - 250,806 square feet; Ontario Mills - 125,000 square feet; and Community Centers - 15,981 square feet. Ground leases at Franklin Mills of 152,370 square feet and Grapevine Mills of 177,063 square feet.

                                RENTAL RATES (1)

The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the twelve months ended December 31, 1999, 1998, 1997, 1996 and 1995.



                                                                            ANCHOR STORES
                                   ----------------------------------------------------------------------------------------------
                                         STORE OPENINGS                   STORE CLOSINGS                        RELEASING
                                           DURING YEAR                      DURING YEAR                         SPREAD (2)
                                  ------------------------------   ------------------------------      --------------------------
                                     AVERAGE                           AVERAGE
                                    BASE RENT          TOTAL          BASE RENT         TOTAL
                                   PER SQ. FT.        SQ. FT.        PER SQ. FT.       SQ. FT.
                                  ---------------   ------------   ----------------  ------------

POTOMAC MILLS               1999  $    12.00              24,077     $       -                  -       $    N/A           N/A
                            1998       11.52              65,028          9.46             70,490           2.06         21.75%
                            1997        7.71              73,432          6.30             97,820           1.41         22.33%
                            1996       11.43              33,406         11.55             15,178          (0.12)        (1.04%)
                            1995        8.74              20,048          8.61             78,572           0.13          1.51%


FRANKLIN MILLS              1999  $        -                   -     $    7.24             67,555       $    N/A           N/A
                            1998       13.33             100,127          6.49             85,242           6.85        105.60%
                            1997       11.27              85,072          7.53             85,072           3.74         49.74%
                            1996       10.41              18,247         10.25             20,000           0.16          1.56%
                            1995           -                   -             -                  -              -             -



GURNEE MILLS                1999  $     8.60          55,970 (3)     $       -                  -       $    N/A           N/A
                            1998        7.10              40,752          6.45             40,752           0.65         10.08%
                            1997        4.92         184,259 (3)             -                  -            N/A           N/A
                            1996       30.00              20,000             -                  -            N/A           N/A
                            1995           -                   -          8.08             74,218            N/A           N/A


SAWGRASS MILLS              1999  $        -                   -     $   15.00             28,152       $    N/A           N/A
                            1998       15.00              28,152         15.00             28,152              -             -
                            1997        8.91              50,579          8.93             50,579          (0.02)        (0.21%)
                            1996       26.39              20,000         14.86             39,275          11.53         77.59%
                            1995       12.80              25,110             -                  -            N/A           N/A


ONTARIO MILLS               1999  $    11.82         135,707 (4)     $    6.33             16,595       $   5.49         86.73%
                            1998           -                   -             -                  -              -             -


GRAPEVINE  MILLS            1999  $     8.78          82,000 (5)     $       -                  -       $    N/A           N/A

ARIZONA MILLS               1999  $        -                   -     $       -                  -       $      -             -

TOTAL MILLS                 1999  $    10.39             297,754     $    9.05            112,302       $   1.34         14.81%
                            1998       11.94             234,059          8.48            224,636           3.46         40.86%
                            1997        7.33             393,342          7.32            233,471           0.01          0.15%
                            1996       18.54              91,653         12.95             74,453           5.59         43.17%
                            1995       11.00              45,158          8.36            152,790           2.64         31.58%





                                                                                SPECIALTY STORES
                                        ------------------------------------------------------------------------------------------
                                              STORE OPENINGS                  STORE CLOSINGS                      RELEASING
                                               DURING YEAR                     DURING YEAR                        SPREAD (2)
                                       -----------------------------   -----------------------------     -------------------------
                                          AVERAGE                      AVERAGE
                                         BASE RENT         TOTAL       BASE RENT           TOTAL
                                        PER SQ. FT.       SQ. FT.      PER SQ. FT.        SQ. FT.
                                       ---------------  ------------   ---------------  -------------

POTOMAC MILLS               1999     $      26.70        73,060         $     23.42         76,881       $     3.29      14.03%
                            1998            27.68        70,769               27.91         62,034            (0.23)     (0.79%)
                            1997            22.78       128,964               21.77        127,191             1.00       4.61%
                            1996            23.64        83.594               21.80         66,607             1.84       8.44%
                            1995            24.91        49,135               18.89         82,912             6.02      31.87%


FRANKLIN MILLS              1999     $      21.83        86,646         $     23.34        113,810       $    (1.50)     (6.44%)
                            1998            19.18       150,869               17.65        113,961             1.53       8.65%
                            1997            20.16       112,670               19.34        106,202             0.83       4.29%
                            1996            20.08        73,880               18.61        115,416             1.47       7.90%
                            1995            19.49        46,453               21.90         77,713            (2.41)    (11.00%)



GURNEE MILLS                1999     $      22.74        65,922         $     19.92         95,997       $     2.82      14.16%
                            1998            21.07        99,886               18.59         88,220             2.48      13.35%
                            1997            20.75       101,771               19.24        104,086             1.51       7.87%
                            1996            19.01        74,447               18.63         71,457             0.38       2.04%
                            1995            16.95        48,988               17.79         55,864            (0.84)     (4.72%)


SAWGRASS MILLS              1999     $      39.16        31,982         $     31.15         55,470       $     8.01      25.71%
                            1998            32.52        48,268               26.32         49,373             6.20      23.54%
                            1997            30.00        72,188               24.57         64,626             5.42      22.08%
                            1996            29.63        58,904               22.24         57,770             7.39      33.23%
                            1995            24.58       173,744               23.11         55,108             1.47       6.36%


ONTARIO MILLS               1999     $      29.65        30,580         $     27.97         39,224       $     1.67       5.97%
                            1998            27.34        35,616               27.64         26,400            (0.30)     (1.08%)


GRAPEVINE  MILLS            1999     $      26.81         9,195         $     27.27         30,776       $    (0.46)     (1.70%)

ARIZONA MILLS               1999     $      26.83        16,566         $     27.49         22,020       $    (0.66)     (2.40%)

TOTAL MILLS                 1999     $      26.09       318,864         $     24.50        454,633       $     1.59       6.49%
                            1998            23.43       405,408               21.80        339,988             1.63       7.49%
                            1997            22.83       415,593               20.92        402,105             1.90       9.10%
                            1996            22.76       290,825               19.97        311,250             2.79      13.97%
                            1995            22.71       318,320               20.38        271,597             2.33      11.43%

(1) Katy Mills, Concord Mills, The Oasis at Sawgrass, and The Block at Orange are excluded from this analysis, due to still being in their initial lease-up phase. For the same reason, Ontario Mills for 1997 is excluded.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the twelve months ended December 31, 1999, 1998, 1997, 1996 and 1995. Openings and closings include renewals but exclude exercised options.

(3) For 1997, primarily consists of expansion space related to two anchor stores, Bass Pro and Computer City comprising 125,000 sq. ft. and 25,000 sq. ft., respectively. The Bass Pro lease is expected to provide substantial percentage rent in addition to the base rent stated above. For 1999, consists of expansion space related to an anchor store, Rinkside Sports comprising 55,970 sq. ft.

(4) Consists of expansion space related to several anchor stores, Sam Ash Music, Iguana Ameramex, Hollytron, Cost Plus, and Vans Skate Park comprising 23,086 sq. ft., 23,194 sq. ft., 21,978 sq. ft., 20,121 sq. ft.,
    and 47,328 sq. ft., respectively.

(5) Consist of expansion space related to Polar Ice.

Note: Totals may not sum due to rounding

                                  AVERAGE RENTS

The following table sets forth, for each of the last five years, certain information regarding operating trends with respect to the existing Mills and The Block at Orange.


                                                                  MINIMUM RENT PLUS PERCENTAGE RENTS
                                               -----------------------------------------------------------------------------
                          AVERAGE                   TOTAL STORES              ANCHOR STORES                  SPECIALTY STORES
                          PERCENT        ----------------------------   ---------------------------   ------------------------------
                          LEASED (1)         TOTAL        PER SQ. FT.       TOTAL       PER SQ. FT.        TOTAL         PER SQ. FT.
                          ----------     -------------   ------------   ------------   ------------   ----------------   -----------
POTOMAC MILLS
               1999          96%       $   22,184,170        $14.78     $  6,228,103      $ 6.93      $    15,956,067       $26.31
               1998          95            21,443,619         14.43        6,001,966        6.75           15,441,653        25.91
               1997          96            20,980,272         14.04        6,284,111        6.86           14,696,161        25.44
               1996          96            20,865,975         14.00        6,142,999        6.76           14,722,976        23.32
               1995          96            19,905,334         13.30        5,839,132        6.57           14,066,202        23.14

FRANKLIN MILLS
               1999          95%           18,889,430         13.05        6,799,317        7.44           12,090,113        22.67
               1998          94            17,689,143         12.38        6,050,348        6.61           11,638,795        22.64
               1997          92            16,549,052         11.47        5,700,661        6.05           10,848,391        21.68
               1996          92            16,318,689         11.40        5,291,698        5.67           11,026,991        22.16
               1995          95            16,837,997         11.33        5,401,107        5.69           11,436,890        21.29

SAWGRASS MILLS
               1999 (2)      97%           27,047,670         17.21        7,428,095        8.10           19,619,575        30.00
               1998 (2)      98            26,969,276         17.29        7,265,079        8.13           19,704,197        29.57
               1997 (2)      97            26,448,955         17.08        7,384,896        8.28           19,064,059        29.04
               1996          98            25,787,924         16.55        7,150,346        8.03           18,637,578        27.90
               1995          95            22,738,214         15.66        6,670,486        7.68           16,067,728        27.58

GURNEE MILLS
               1999          96%           18,652,338         13.60        5,350,186        6.71           13,302,152        23.20
               1998          96            17,525,250         13.06        5,022,342        6.52           12,502,908        21.85
               1997          91            15,900,406         13.80        4,418,036        7.42           11,482,370        20.63
               1996          90            15,340,496         13.62        3,823,991        6.78           11,516,505        20.50
               1995          91            15,089,531         12.89        3,898,381        6.36           11,191,150        20.08

ONTARIO MILLS
               1999          98%           19,953,687         16.35        7,716,126       10.69           12,237,561        24.55
               1998          98            19,516,934         16.50        7,300,086       10.61           12,216,848        24.68
               1997          95            18,708,479         17.11        6,358,058       10.11           12,350,421        26.59

GRAPEVINE MILLS
               1999  (3)     97%           21,608,407         17.78        8,986,655       12.75           12,621,752        24.72
               1998          95            21,108,019         18.03        8,797,950       12.74           12,310,069        25.63

ARIZONA MILLS
               1999          97%           21,527,568         17.97        8,158,743       11.71           13,368,825        26.69
               1998          95            19,165,290         16.82        7,262,540       10.83           11,902,750        25.41

TOTAL - MILLS
               1999          97%       $  149,863,270        $15.73     $ 50,667,225      $ 8.97      $    99,196,045       $25.61
               1998          96           143,417,531         15.41       47,700,311        8.65           95,717,220        25.24
               1997          94            98,587,164         14.65       30,145,762        7.58           68,441,402        24.84
               1996          94            78,313,084         13.97       22,409,034        6.80           55,904,050        24.21
               1995          95            74,571,076         13.31       21,809,106        6.57           52,761,970        23.09

THE BLOCK AT ORANGE
               1999          93%           16,282,327         27.10        6,715,008       18.67            9,567,319        39.67

TOTAL (INCL THE BLOCK)
               1999          96%       $  166,145,597        $16.41     $ 57,382,233      $ 9.55      $   108,763,364       $26.43

(1) Average percent leased is defined as total average space leased and for which rent was being paid excluding tenants with leases having a term of less than one year.

(2) Annual rent excludes $500,000 of ground lease rent for 1999 and $800,000 of ground lease rent for 1998 and 1997.

(3) Annual rent excludes $1,014,839 of rent for 1999 related to a tenant that occupies space that is outside the service road which encompasses the mall.

Note: The above amounts do not include Mainstreet retail income of $2,423,346 for 1999, $2,205,661 for 1998, $2,066,991 for 1997, and
          $2,088,000 for 1996. 1999 includes an estimate of annualized percentage rents. The Oasis at Sawgrass, Concord Mills and Katy Mills are excluded, since the projects opened in the second quarter, third quarter and fourth quarter of 1999, respectively.

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                             AS OF DECEMBER 31, 1999

                                  Principal
                                   Balance                              Annual Interest   Maturity
                                  (000's)      Term                     Rate                 Date
                                  -------      ----                     ----                 ----
Potomac Mills/Gurnee Mills:
          Tranche A                $202,704   Fixed                          6.905%       12/17/2026 (1)
          Tranche B                  27,000   Fixed                          7.021%       12/17/2026 (1)
          Tranche C                  15,000   Fixed                          7.235%       12/17/2026 (1)
          Tranche D                  30,000   Fixed                          7.701%       12/17/2026 (1)
Franklin Mills and Liberty Plaza
          Tranche A                 107,502   Fixed                          7.882%         6/1/2027 (3)
          Mortgage Loan              19,560   Fixed                          7.440%         6/1/2027 (3)
          Mortgage Loan              12,805   Fixed                          6.220%         6/1/2027 (3)
Sawgrass Mills:

          Tranche A                 115,000   Fixed                          6.450%        1/18/2001
          Tranche B                  10,000   Variable with cap    85 bp over Libor (6)    1/18/2001
          Tranche C                  20,000   Variable with cap    230 bp overLibor (6)    1/18/2001
Sawgrass Mills - Phase II            18,000   Fixed                          6.970%        1/18/2001
Ten Community Centers               111,662   Fixed                          7.300%         2/1/2029
Concord Mills Residual III            8,956   Variable            200 bp over Libor       12/31/2000
                                 ----------
Total Property Mortgages            698,189
                                 ----------

Sawgrass Mills Mezzanine Loan        57,000   Variable             475 bp over Libor       10/1/2000
Corporate Misc                          354   Fixed                           8.250%      10/31/2000
Corporate Misc                        2,400   Fixed                           6.200%       7/15/2000
Corporate Line of Credit            100,000   Variable             150 bp over Libor        4/1/2000
Corporate Misc                       15,000   Variable             125 bp over Libor       1/18/2001
Sawgrass Residual                     4,330   Variable             165 bp over Libor       1/18/2001
                                 ==========
        Total                      $877,273
                                 ==========






                                 Annual      Earliest day    Recourse to
                                 Interest    at which debt   Company or
                                 (000's)     can be repaid   Op. Ptnrshp
                                 -------     -------------   -----------
Potomac Mills/Gurnee Mills:      $13,996           (2)        0%
          Tranche A                1,896           (2)        0%
          Tranche B                1,085           (2)        0%
          Tranche C                2,310           (2)        0%
          Tranche D                                           0%
Franklin Mills and Liberty Plaza   8,473           (4)        0%
          Tranche A                1,455           (4)        0%
          Mortgage Loan              796
          Mortgage Loan
Sawgrass Mills:
                                   7,418           (5)        0%
          Tranche A                  667 (7)       (5)        0%
          Tranche B                1,625 (7)       (5)        0%
          Tranche C                1,255           (5)        0%       (14)
Sawgrass Mills - Phase II          8,151          (15)        0%
Ten Community Centers                701          (16)       100%
Concord Mills Residual III       --------
                                  49,829
Total Property Mortgages         --------

                                   6,026 (7)       (5)        0%
Sawgrass Mills Mezzanine Loan         29          (11)        0%
Corporate Misc                       149          (11)        0%
Corporate Misc                     7,323 (7)  (8),(10)       100%
Corporate Line of Credit           1,061 (7)      (13)       100%
Corporate Misc                       331 (7)      (12)        0%
Sawgrass Residual                ========
                                 $64,749
        Total                    ========

(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon at least 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) On January 31, 2000, the loan was repaid with proceeds of a new $285,000 permanent loan. The new indebtedness is a non-amortizing loan with an anticipated balloon payment date of June 18, 2001. The loan bears interest at a variable rate of 275 bp over Libor.

(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.

(7) Calculated using 30-day LIBOR at 5.8225%, which was the rate at December 31, 1999.

(8)  Prepayable, in whole or in part, at any time without prepayment penalty.

(9) This indebtedness may be prepaid, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment is 1.5% of the outstanding principal. During the last three months of its term, the indebtedness may be prepaid without penalty.

(10) The total commitment under the Line of Credit is $100,000. Funds are available subject to certain performance measures and restrictive covenants. This loan bears interest at a variable rate ranging from 100 bp to 165 bp over Libor subject to certain leverage tests (Libor + 150 bp at 12/31/99). The line of credit matures April 1, 2000 with a one-year option to extend.

(11) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(12) Prepayable, in whole or in part, at any time, upon 3 days prior notice to lender without prepayment penalty.

(13) Prepayable, in whole or in part, at any time, upon 5 days prior notice to lender without prepayment penalty.

(14) Principal is guaranteed by the Company if the Phase II project fails to achieve a DSC (debt service coverage) ratio of 1.35 and a debt yield of 12.5%. As of December 31, 1999, the guaranteed amount was 0%.

(15) The indebtedness is a 30 year amortizing loan with an anticipated balloon repayment date of February 1, 2009. Interest is payable at a fixed rate of 7.30%. The principal is guaranteed by the Company. In the event the mortgage is not repaid by the anticipated balloon repayment date, the interest rate will be the greater of (I) the loan interest rate plus 2% or
     (ii) the yield calculated by the linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(16) The total commitment under this loan is $9,000. Funds are available subject to certain performance measures and restrictive covenants. Interest accrues at 200 bp over LIBOR. The indebtedness matures on December 31, 2000.

                              THE MILLS CORPORATION
               SUMMARY OF OUTSTANDING UNCONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                             AS OF DECEMBER 31, 1999

                        Principal
                         Balance           Total                  Annual Interest             Maturity
                         (000's)        Commitment     Term            Rate                     Date
                         -------        ----------     ----            ----                     ----
Arizona Mills            $142,214        $142,214    Variable      130 bp over Libor (4),(5)   2/1/2002
Grapevine Mills           155,000         155,000    Fixed         6.465%                      9/1/2032 (8)
Ontario Mills             143,594         145,000    Fixed         6.750%                     12/1/2028 (9)
City Block at Orange      127,495         136,000    Variable      135 bp over Libor (6)      1/22/2002
Sawgrass Phase III         44,000          44,000    Variable      165 bp over Libor (7)      1/18/2001
Sawgrass Phase III          1,958           6,500    Variable      275 bp over Libor          1/18/2001
Concord Mills             164,442         199,000    Variable      120 bp over Libor          12/2/2001
Katy Mills                131,286         168,000    Variable      200 bp over Libor          3/31/2002
Opry Mills                 21,866         168,000    Variable      200 bp over Libor          10/1/2002
Arundel Mills              10,000          10,000    Variable      165 bp over Libor          12/9/2000
Sugarloaf Mills             6,120          12,000    Variable      350 bp over Libor         12/20/2000
                        ==========    ============
        Total            $947,975      $1,185,714
                        ==========    ============


                         Annual         Earliest day     Recourse to
                        Interest        at which debt    Company or
                         (000's)        can be repaid    Op. Ptnrshp
                         -------        -------------    ------------
Arizona Mills             $10,129            (1)            9.2%   (10)
Grapevine Mills            10,021            (2)            0.0%
Ontario Mills               9,693            (3)            0.0%
City Block at Orange        9,145 (4)        (3)           26.7%   (11)
Sawgrass Phase III          3,288 (4)        (15)           0.0%   (12)
Sawgrass Phase III             54 (4)        (15)           0.0%   (12)
Concord Mills              11,795 (4)        (2)           25.0%   (13)
Katy Mills                 10,270 (4)        (15)         100.0%   (14)
Opry Mills                  1,710 (4)        (16)         100.0%   (17)
Arundel Mills                 747            (18)         100.0%   (19)
Sugarloaf Mills               571            (18)         100.0%   (20)
                        ==========
        Total             $67,422
                        ==========

(1) The indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent, provided that (i) an partial prepayment shall be in principal amount of not less than $1 million and an integral multiple of $100,000; and (ii) each prepayment under this shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(2) This indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent.

(3) The Company shall have the right to make prepayments of the loan, without penalty and a late charge, as the case may be following the occurrence of an Event of Default under any of the Loan Documents), in whole or in part, upon not less than 5 Business Days prior written notice to Lender. No prepayment of all or part of the Loan, including any mandatory prepayment of the Loan made as a result of an acceleration of the Loan or pursuant to the immediately preceding sentence, shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all Breakage Costs and reasonable, out-of-pocket attorneys' fees and disbursements incurred by Lender and any participants in good faith as a result of the prepayment.

(4) Calculated using 30-day LIBOR at 5.8225%, which was the rate at December 31, 1999.

(5) The loan is a construction facility with a maximum availability of $142. The rate is capped at 9.5% until maturity, plus credit spread, based on one month LIBOR.

(6) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred, (ii) the Grand Opening Date has occurred, (iii) 33% of the Specialty Space has been and continues to be leased to Specialty Tenants and 55% of the Anchor Space has been and continues to be leased to Anchors,
     (iv) the DSC Ratio for any Calculation Period is equal to or greater than
     1.00 and (v) no Event of Default is continuing. Once these conditions have been satisfied the Interest Rate shall be LIBOR plus 150 bp. A further reduction to Libor plus 135 bp shall occur once the DSC Ratio for any period is equal to or greater than 1.25. Interest Rate will reduce to LIBOR plus 125 bp when the DSC Ratio for any period is equal to or greater than
     1.40. Interest Rate will reduce to LIBOR plus 115 bp when the DSC Ratio for any period is equal to or greater than 1.50.

(7) Interest Rate shall be LIBOR plus (a) 165 basis points until the following conditions have been satisfied: (i) the Construction Phase Completion Date has occurred and the project has achieved a DSC ratio of 1.00, the interest rate shall be LIBOR plus 150 bp; (ii) the project has achieved a DSC ratio of 1.30 and a debt yield of 12.0% for a minimum of three months, the interest rate shall be LIBOR plus 125 bp; (iii) the project has achieved a DSC ratio of 1.35 and a debt yield of 12.5% for a subsequent three months, the interest rate will be LIBOR plus 110 bp.

(8) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on October 1, 2008. The loan has an interest only period through September 1, 2002. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 2% or (ii) the yield calculated by linear interpolation of the yields of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from such date of determination to the anticipated repayment date.

(9) This indebtedness is a 30 year amortizing loan with an anticipated repayment date on December 1, 2008. In the event the mortgage is not repaid by the anticipated , balloon repayment date, the annual interest rate will be the greater of (i) the loan interest rate plus 5% or (ii) the Treasury Rate plus 5%.

(10) Principal is guaranteed on a several basis by each partner (the Company's share is 36.8%) reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon completion of construction, opening and achieving $16,000 of "In-Place Minimum Rent," the Guaranteed Amount will reduce to 50%; (iii) upon achieving a 13.5% "Debt Yield," ("Debt Yield" is defined as EBITDA to total loan commitment) the Guaranteed Amount will reduce to 25% of the Loan Amount; (iv) upon achieving a 15% "Debt Yield," the Guaranteed Amount will reduce to 15% of the Loan Amount; and (v) upon achieving a 17% Debt Yield and an appraised value indicating a loan to value ratio of no greater than 55%, the Guaranteed Amount will reduce to $0. As of December 31, 1999, the Company's share of the Guaranteed Amount was reduced from 36.8% to 9.2% according to the above formula.

(11) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon construction completion, grand opening and a Debt Service Coverage ratio of
     1.00 the Guaranteed Amount will reduce to $68,000; (iii) upon achieving a DSC ratio of 1.25 the Guaranteed Amount will reduce to $34,000; (iv) upon achieving a DSC Ratio of 1.40 the Guaranteed Amount will reduce to 10%; and
     (v) upon achieving a DSC Ratio of 1.50 the Guaranteed Amount will reduce to 0%. As of December 31, 1999 the guarantee amount was $34,000.

(12) Principal is guaranteed by the Company, reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of Loan Amount; (ii) upon achieving a DSC Ratio of 1.35 and a debt yield of 12.5% will reduce to 0%. As of December 31, 1999, the guarantee amount was 0%.

(13) The loan commitment has a term of three years with two one-year options. The interest rate will be Libor plus 135 basis points until completion and occupancy requirements are met. Once achieved, the interest rate will be Libor plus 120 basis points. The interest rate can be further reduced to Libor plus 110 basis points when the project achieves a debt service coverage for three months of 1.35. The new loan is guaranteed severally by the Company (50%) and Simon Property Group, L.P. (50%) and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) 50% upon achieving completion and occupancy requirements;
     (iii) 35% upon achieving a DSC ratio of 1.20 for three consecutive months;
     (iv) 20% upon achieving a DSC ratio of 1.35 for three consecutive months subsequent to the prior condition. As of December 31, 1999, the guarantee amount was 25%

(14) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (i) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, grand opening and a Debt Service Coverage ratio of 1.00 the Guaranteed Amount will reduce to 50%;
     (iii) upon achieving a Debt Service Coverage ratio of 1.25 the Guaranteed Amount will reduce to 25%. As of December 31, 1999, the guarantee amount was 100%.

(15) This indebtedness may be prepaid, in whole or in part, upon 5 business days notice to the Administrative Agent.

(16) The indebtedness may be prepaid, in whole or in part, upon 3 business days notice to the Administrative Agent, provided that each prepayment under this loan shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment.

(17) The loan commitment has a term of three years with a one-year extension option. The principal is guaranteed by the Company and can be reduced as follows: (I) as of closing, the "Guaranteed Amount" was 100% of loan amount; (ii) upon completion of construction, fulfilling certain occupancy requirements as defined per construction loan agreement and a debt service coverage ratio of 1.10 the Guaranteed Amount will reduce to 50%.

(18) Prepayable, in whole or in part, at any time upon 5 days prior notice to lender without prepayment penalty. Any partial prepayments shall be in $100,000 increments.

(19) Principal is guaranteed severally by the Company and Simon Property Group.

(20) Principal is guaranteed by the Company.

                              THE MILLS CORPORATION
                               GROSS SALES (1) (2)
                                DECEMBER 31, 1999

                               Twelve Months ended December 31, 1999                  Twelve Months ended December 31, 1998
                          -----------------------------------------------         --------------------------------------------
                             Sq Ft              Sales               psf              Sq Ft              Sales               psf
                             -----              -----               ---              -----              -----               ---
Potomac Mills:
       Anchor/Majors         908,839          $ 203,605,964         $ 224            951,043          $ 191,678,102           202
       Specialty             589,380            194,162,316           329            580,658            185,618,081           320
       Temporary/Kiosk             -              4,402,397             -                  -              5,155,021             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,498,219          $ 402,170,677         $ 268          1,531,701          $ 382,451,204         $ 250

Franklin Mills:
       Anchor/Majors         958,557          $ 161,484,240         $ 168            971,940          $ 155,395,973         $ 160
       Specialty             522,365            164,958,255           316            527,403            155,109,858           294
       Temporary/Kiosk             -              6,502,230             -                  -              3,496,367             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,480,922          $ 332,944,725         $ 225          1,499,343          $ 314,002,198         $ 209

Sawgrass Mills:
       Anchor/Majors       1,140,813          $ 342,642,918         $ 300          1,174,642          $ 353,258,477         $ 301
       Specialty             648,498            282,866,635           436            664,466            297,963,690           448
       Temporary/Kiosk             -              9,002,205             -                  -             10,588,716             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,789,311          $ 634,511,758         $ 355          1,839,108          $ 661,810,883         $ 360

Gurnee Mills:
       Anchor/Majors         832,290          $ 139,416,739         $ 168            831,201          $ 141,156,686         $ 170
       Specialty             567,505            164,669,598           290            565,887            159,651,566           282
       Temporary/Kiosk             -              7,067,600             -                  -              6,515,341             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,399,795          $ 311,153,937         $ 222          1,397,088          $ 307,323,593         $ 220

Ontario Mills:
       Anchor/Majors         871,267          $ 145,908,434         $ 167            823,815          $ 136,055,601         $ 165
       Specialty             479,270            173,224,557           361            482,653            166,299,546           345
       Temporary/Kiosk             -              7,306,868             -                  -              8,188,974             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,350,537          $ 326,439,859         $ 242          1,306,468          $ 310,544,121         $ 238

Grapevine Mills:
       Anchor/Majors         803,425          $ 172,500,779         $ 215            657,994          $ 117,597,419         $ 179
       Specialty             506,035            150,259,271           297            481,255            144,338,088           300
       Temporary/Kiosk             -              9,030,995             -                  -              9,710,374             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,309,460          $ 331,791,045         $ 253          1,139,249          $ 271,645,881         $ 238

Arizona Mills:
       Anchor/Majors         674,963          $ 118,027,825         $ 175            669,035          $ 113,812,451         $ 170
       Specialty             489,120            150,345,621           307            455,674            137,253,170           301
       Temporary/Kiosk             -              7,321,984             -                  -              8,300,350             -
                         -------------------------------------------------   -----------------------------------------------------
                           1,164,083          $ 275,695,430         $ 237          1,124,709          $ 259,365,971         $ 231


Total Mills
       Anchor/Majors       6,190,154        $ 1,283,586,899         $ 207          6,079,670        $ 1,208,954,709         $ 199
       Specialty           3,802,173          1,280,486,253           337          3,757,996          1,246,233,999           332
       Temporary Kiosk             -             50,634,279             -                  -             51,955,143             -
                         -------------------------------------------------   -----------------------------------------------------
                           9,992,327        $ 2,614,707,431         $ 262          9,837,666        $ 2,507,143,851         $ 255
                         =================================================   =====================================================


(1) The Block at Orange, The Oasis at Sawgrass, Concord Mills, and Katy Mills are excluded from this analysis, since they did not open until November 1998, April 1999, September 1999, and October 1999, respectively, and do not have twenty-four months of sales data for comparison. The Block at Orange is the only additional project with at least twelve months of sales data. The Block at Orange sales of the year ended December 31, 1999, were $63,274,627 on 357,956 sq. ft. of anchor/major space ($177 per sq. ft.), $80,930,385 on 239,765 sq. ft. of specialty store space ($338 per sq. ft.) and $7,208,445 of Temp/Kiosk sales.

(2) Anchor/Major sales include sales from certain anchor tenants that own their parcels.

                              THE MILLS CORPORATION
                     COMPARABLE SPECIALTY STORE TENANT SALES
                    TWELVE MONTHS 1999 VS. TWELVE MONTHS 1998
                                 (IN THOUSANDS)

                                                  YTD                      YTD
                                             Dec. 31, 1999            Dec. 31, 1998             Percentage
                                                 Sales                    Sales                   Change
                                                 -----                    -----                   ------
Property Name:
-------------
     Potomac Mills                               $160,980                 $157,668                     2.1%



     Franklin Mills                              $111,519                 $111,130                     0.4%



     Sawgrass Mills                              $261,830                 $271,528                    -3.6%



     Gurnee Mills                                $120,419                 $120,181                     0.2%



     Ontario Mills                               $139,214                 $132,716                     4.9%



     Grapevine Mills                             $104,780                 $104,726                     0.1%



     Arizona Mills                                $92,374                  $88,247                     4.7%
                                         -----------------       ------------------         ----------------



     Total                                       $991,116                 $986,196                     0.5%
                                         =================       ==================         ================


Note: Comparable sales presented above are based on tenant reported sales for the twelve months of 1999 versus the twelve months of 1998 and include only those tenants that have been in occupancy for the past 24 months. Properties that have less than 24 months of operations have been excluded.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS AND COMMUNITY CENTERS COMBINED (9)

                                                            Twelve Months Ended                Year ended December 31,
                                                             December 31, 1999                1998                  1997
                                                         --------------------------    -----------------       ---------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                     $313,462           $1,453,123              $435,742

Per Square Foot (2)                                                           0.03                 0.12                  0.05


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                   $4,594,831           $5,467,329            $5,143,206

Per Square Foot Improved (4)                                                  8.52                 7.85                 11.90
Per Square Foot (2)                                                           0.38                 0.46                  0.62

TOTAL RECURRING COSTS

Costs                                                                   $4,908,293           $6,920,452            $5,578,948
Per Square Foot (2)                                                           0.41                 0.58                  0.67


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                  $22,881,626 (7)      $18,911,845 (7)       $41,571,485 (7)

Per Square Foot Improved (5)                                                 51.85                71.68                 73.69
Per Square Foot (2)                                                           1.91                 1.58                  5.03


WORK IN PROCESS (6)

Cummulative Costs                                                       $2,676,259           $8,447,326            $4,703,992

Cummulative Per Square Foot Improved (8)                                     18.81                25.99                 14.59



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs for Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes expansion costs for Sawgrass Phase III.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9)  Excludes projects that have less than 12 months of operations.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

MILLS PORTFOLIO  (9)

                                                            Twelve Months Ended                Year ended December 31,
                                                             December 31, 1999                1998                  1997
                                                         --------------------------    -----------------       ---------------
RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                     $140,913             $949,095              $388,003

Per Square Foot (2)                                                           0.01                 0.10                  0.06


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                   $4,307,703           $4,274,398            $4,518,073

Per Square Foot Improved (4)                                                  9.28                 8.53                 13.35
Per Square Foot (2)                                                           0.44                 0.44                  0.75

TOTAL RECURRING COSTS

Costs                                                                   $4,448,616           $5,223,493            $4,906,076
Per Square Foot (2)                                                           0.45                 0.54                  0.81


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                  $16,911,884 (7)      $18,175,677 (7)       $41,010,815 (7)

Per Square Foot Improved (5)                                                 64.28                96.48                 78.37
Per Square Foot (2)                                                           1.73                 1.86                  6.77


WORK IN PROCESS (6)

Cummulative Costs                                                       $1,955,746           $6,779,660            $3,989,739

Cummulative Per Square Foot Improved (8)                                     38.97                38.45                 31.27


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Includes expansion costs at Franklin Mills and Gurnee Mills and non-recurring remerchandising costs. Excludes costs relating to Sawgrass Phase III expansion.

(8) Calculated as Work In Process divided by GLA of all space with work in process.

(9)  Excludes projects that have less than 12 months of operations.

                             THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

COMMUNITY CENTERS

                                                            Twelve Months Ended                Year ended December 31,
                                                             December 31, 1999                1998                  1997
                                                         --------------------------    -----------------       ---------------


RECURRING NON-TENANT CAPITAL EXPENDITURES (1)

Costs                                                                     $172,549             $504,028               $47,739

Per Square Foot (2)                                                           0.08                 0.23                  0.02


RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                     $287,128           $1,192,931              $625,133

Per Square Foot Improved (4)                                                  3.83                 6.10                  6.68
Per Square Foot (1)                                                           0.13                 0.54                  0.28

TOTAL RECURRING COSTS

Costs                                                                     $459,677           $1,696,959              $672,872
Per Square Foot (2)                                                           0.21                 0.77                  0.31


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS (3)

Costs                                                                   $5,969,742             $736,168              $560,670

Per Square Foot Improved (5)                                                 33.49                 9.76                 13.73
Per Square Foot (2)                                                           2.71                 0.33                  0.25

WORK IN PROCESS (6)

Cummulative Costs                                                         $720,513           $1,667,666              $714,253

Cummulative Per Square Foot Improved (7)                                      7.83                11.22                  3.66


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.